Exhibit 10.2

                             13% Subordinated Note
                             Due October 17, 2005

      Heartland Technology, Inc., a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation), for value received, hereby promises to pay to the order of EDWIN JACOBSON or the registered holder hereof (the "Holder"), on October 17, 2005, the sum of Three Hundred Seventy-Five Thousand Dollars ($375,000) and to pay interest thereon, from the date hereof, quarterly on March 31, June 30, September 30 and December 31 in each year, at the rate of 13% per annum. Interest shall be computed on the basis of a 365 or 366 day year and actual days elapsed.

      This Note is a duly authorized subordinated note of the Company designated as its "13% Subordinated Note Due October 17, 2005" (hereinafter called the "Note"). The obligations of the Company under the Note and the rights of the Holder of this Note are subordinated to all loans to the Company by banks or other financial institutions ("Bank Debt") provided that so long as the Company is not in default under any Bank Debt, the Company shall make all payments under the Note in accordance with the terms hereof. In the event the Company defaults under any Bank Debt and the default has been cured or waived in conformity with the terms of the applicable Bank Debt, the Company shall make all required payments under the Note.

      The Company shall pay interest on this Note to the registered Holder of this Note.

      The Company shall be entitled, at its option, to prepay all or any portion of this Note, including all accrued interest thereon, by providing the registered Holder of this Note with irrevocable written notice of the Company's election to prepay this Note. Such notice shall be sent to the address of the registered Holder of this Note and shall include the date on which the Note (or any portion thereof) shall be paid (the "Call Date") and the amount (if less than all of the Note) to be prepaid. The Holder of this Note shall surrender the Note at the principal office of the Company in Chicago, Illinois. To the extent that less than all of the Note is prepaid at any time, the Company shall issue to the registered Holder a replacement Note for the amount of the original Note not prepaid. Once prepaid, no interest shall accrue, and no interest shall be paid, on any portion of any Note which is so prepaid.

      Payment of the principal of (and premium, if any) and interest on this Note will be made to the address of the registered Holder of this Note, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

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      The  Company  represents  and  warrants  to Holder that (a) this Note is a valid and binding agreement, enforceable according to its terms; (b) the execution, delivery and performance of its obligations under this Note do not create any default under any other agreement to which Company is a party; (c) Company has paid all applicable income and property taxes of whatever kind which are due and (d) immediately following the borrowing under this Note, Company will be able to pay its known and reasonably anticipated debts as they mature and will have assets which will have a fair saleable value greater than the amount of its indebtedness.

      All sums due hereunder shall, at the sole option of Holder (except in the case of the occurrence of an event described in clause (4), (5), (6), (8) or
(9), in which event such sum shall automatically, without further action, become immediately due and payable), become due on demand and immediately become due and payable upon such demand, upon written notice to the Company, upon the occurrence of any of the following events (each, an "Event of Default"):

(1) the Company shall fail to make any payment of interest on this Note or on any of the 13% Subordinated Notes heretofore issued by the Company (the "13% Subordinated Notes") at the time such payment is due and such failure to pay shall continue for five days or the Company shall fail to make any payment of principal on this Note or any of the 13% Subordinated Notes at the time such payment is due; or

(2) the Company shall default in the due performance and observance of any term, covenant or agreement contained in this Note and such default shall continue unremedied for a period of thirty (30) days after notice thereof shall have been given to the Company by the Holder, provided, however, that if such default cannot be cured within such 30-day period, all sums due hereunder shall not become due and payable if Company is diligently and in good faith proceeding to cure such default and such default is cured within sixty (60) days after notice thereof from Holder to Company);

(3) the Company shall default in any payment of principal of or interest on any Bank Debt beyond any period of grace provided with respect thereto, or shall default in the performance of any agreement, term or condition contained in any agreement under which any Bank Debt is created (or if any other default under any such agreement shall occur and be continuing) if the effect of such default is to cause, or to permit the holder or holders of any Bank Debt (or a trustee on behalf of such holder or holders) to cause, such Bank Debt to become due prior to its stated maturity and such default shall continue for more than 30 days without being cured or waived by the lender under the applicable Bank Debt; or


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


(4) a receiver, liquidator or trustee of the Company or of any property of the Company shall be appointed by court order and such order shall remain unstayed and in effect for more than 60 days; or the Company shall be adjudged bankrupt or insolvent; or any of the property of the Company shall be restrained, attached, or sequestered by court order or become subject to any levy of any court and such order shall remain unstayed and in effect for more than 60 days; or a petition to reorganize the Company under any bankruptcy, reorganization, arrangement, moratorium, or insolvency law or code or other debtor relief proceedings shall be filed against the Company and shall not be dismissed within 60 days after such filing or an order for relief shall be entered against the Company (it being understood that for the purposes of Sections (4), (5), (6), (8) and
      (9), the term the "Company@ includes any "significant subsidiary" of the Company as that term is defined by the Securities and Exchange Commission); or

(5) the Company shall file a petition in voluntary bankruptcy or requesting relief under any provision of any bankruptcy, reorganization, or insolvency law or shall consent to the filing of any petition against it under any such law or code; or

(6) the Company shall make an assignment for the benefit of its creditors or consent to the appointment of a receiver, trustee, or liquidator of the Company or of all or any part of the property of the Company; or

(7) final judgments for payment of money aggregating in excess of $500,000 shall be outstanding against the Company and any one of such judgments shall have been outstanding for more than 60 days from the date of its entry and shall not have been discharged in full or stayed; or

(8) the Company shall be dissolved or liquidated or the existence of the Company shall terminate except pursuant to a merger pursuant to which the Notes become obligations of the surviving entity; or

(9) any seizure, vesting, or intervention by or under the authority of any governmental agency by which the management of the Company is displaced or its authority in the conduct of its business is curtailed shall occur.

      The existence or continuation of any Event of Default shall be irrespective of whether such Event of Default or the underlying facts shall have come about voluntarily or involuntarily or shall be beyond the Company=s control or shall have come about or been effected by operation of law or pursuant to or in compliance with any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body.

      The obligation of the Company hereunder to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed is absolute and unconditional.

      This Note is transferable, in whole or in part, by the registered Holder hereof.

      The Company and any agent of the Company may treat the bearer of this Note, or, if this Note is registered as herein authorized, the person in whose name the same is registered, as the absolute owner hereof and thereof for all purposes, whether or not this Note or any payment thereon be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.


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      If any provision of this Note or the  application  thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances will not be affected thereby and the provisions of this Note shall be severable in any such instance.

      The Company agrees to pay all costs, including attorneys' fees, reasonably incurred by the holder hereof in enforcing payment hereof and hereby waives to the fullest extent permitted by law, all right to plead any statute of limitation as a defense to any action hereunder.

      The Company hereby waives presentment for payment, demand, notice of dishonor and protest of this Note and further agrees that this Note shall be deemed to have been made under and shall be governed by the laws of the State of Illinois in all respects, including matters of construction, validity and performance, and that none of its terms or provisions may be waived, altered, modified or amended except as the holder hereof may consent thereto in writing duly signed by such holder or its authorized agent.

      IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal as of the 17th day of October, 2000.

                                    HEARTLAND TECHNOLOGY, INC.


                                    By  ____________________________
                                    Its ____________________________

Attest:

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